UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 24, 2022

Greystone Logistics, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	000-26331	75-2954680
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1613 E. 15th, Tulsa, Oklahoma	74120
(Address of principal executive offices)	(Zip Code)

(918) 583-7441

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 270.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 270.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 270.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	GLGI	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 24, 2022, Greystone Logistics, Inc. (the “Company”) issued a press release regarding results of operations for the six months and three months ended November 30, 2021. A copy of the press release dated January 24, 2022 is attached hereto as Exhibit 99.1.

The information being furnished hereunder discloses EBITDA, a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company believes that EBITDA is a useful measure of evaluating its financial performance because of its focus on the Company’s results from operations before interest, income taxes, depreciation and amortization. EBITDA is utilized for internal analysis of the Company. EBITDA is not a measure of financial performance under GAAP and should not be considered in isolation or as an alternative to other financial measures determined under GAAP. However, EBITDA is commonly used by investors, financial analysts and rating agencies as an alternative measure of evaluating, comparing and rating operating performance. EBITDA presented by the Company may not be comparable to similarly titled measures reported by other companies.

The information in this Form 8-K, including exhibits, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 7.01. Regulation FD Disclosure.

As noted above in Item 2.02 of this Current Report on Form 8-K, the registrant issued a press release on January 24, 2022. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is being furnished pursuant to Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated January 24, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREYSTONE LOGISTICS, INC.

January 24, 2022	By:	/s/ William W. Rahhal
William W. Rahhal
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 24, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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